                                                                    EXHIBIT 4.01

                      2000 CLASS B EQUITY INCENTIVE PLAN

           As adopted by the Board of Directors on January 27, 2000
               As approved by the Stockholders on March 22, 2000
                          As Amended, March 22, 2000

     1.   PURPOSE.  The purpose of this Plan is to provide incentives to
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attract, retain and motivate eligible persons whose present and potential contributions are important to the success of EA.com, a subsidiary of the Company, its Parent and Subsidiaries by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in
Section 22.

     2.   SHARES SUBJECT TO THE PLAN.
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          2.1  Number of Shares Available.  Subject to Sections 2.2 and 17, the
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total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 6,000,000 Shares plus Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

          2.2  Adjustment of Shares.  In the event that the number of
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outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the number of Shares that may be granted pursuant to Sections 3 and 8 below, (c) the Exercise Prices of and number of Shares subject to outstanding Options, and (d) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that
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fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

     3.   ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted only
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to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees and directors of the Company or any Parent or Subsidiary of the Company. No person will be eligible to receive more than 750,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,500,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

     4.   ADMINISTRATION.
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          4.1  Committee Authority.  This Plan will be administered by the
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Committee or by the Board acting as the Committee. Except for automatic grants to Outside Directors pursuant to Section 8 hereof, and subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Except for automatic grants to Outside Directors pursuant to Section 8 hereof, the Committee will have the authority to:

          (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

          (c)  select persons to receive Awards;

          (d)  determine the form and terms of Awards;

          (e) determine the number of Shares or other consideration subject to Awards;

          (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

          (g)  grant waivers of Plan or Award conditions;

          (h)  determine the vesting, exercisability and payment of Awards;

          (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

          (j)  determine whether an Award has been earned; and

          (k) make all other determinations necessary or advisable for the administration of this Plan.

          4.2  Committee Discretion.  Except for automatic grants to Outside
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Directors pursuant to Section 8 hereof, any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     5.   OPTIONS.  The Committee may grant Options to eligible persons and will
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determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1  Form of Option Grant.  Each Option granted under this Plan will
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be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and, except as otherwise required by the terms of Section 8 hereof, will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

          5.2  Date of Grant.  The date of grant of an Option will be the date
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on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3  Exercise Period.  Options may be exercisable within the times or
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upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be
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exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by
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attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. With respect to Options granted before the Shares are listed on a national securities exchange or designated as a national market system security, and subject to earlier termination of the Option as provided herein, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

          5.4  Exercise Price.  The Exercise Price of an Option will be
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determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of this Plan. With respect to Options granted before the Shares are listed on a national securities exchange or designated as a national market system security, the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.

          5.5  Method of Exercise.  Options may be exercised only by delivery to
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the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6  Termination.  Notwithstanding the exercise periods set forth in
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the Stock Option Agreement, exercise of an Option will always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter period, not less than thirty (30) days, or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

          (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter period, not less than six
               (6) months, or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond
               (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

          (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

          5.7  Limitations on Exercise.  The Committee may specify a reasonable
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minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8  Limitations on ISO.  The aggregate Fair Market Value (determined
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as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

          5.9  Modification, Extension or Renewal.  The Committee may modify,
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extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum
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Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10 No Disqualification.  Notwithstanding any other provision in this
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Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

     6.   RESTRICTED STOCK.  A Restricted Stock Award is an offer by the Company
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to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1  Form of Restricted Stock Award.  All purchases under a Restricted
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Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

          6.2  Purchase Price.  The Purchase Price of Shares sold pursuant to a
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Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted and, with respect to Restricted Stock Awards granted before the Shares are listed on a national securities exchange or designated as a national market system security, will be at least eighty-five (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Notwithstanding the foregoing, in the case of a sale to a Ten Percent Stockholder, the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 7 of this Plan.

          6.3  Terms of Restricted Stock Awards.  Restricted Stock Awards shall
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be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

          6.4  Termination During Performance Period.  If a Participant is
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Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

     7.   PAYMENT FOR SHARE PURCHASES.
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          7.1  Payment.  Payment for Shares purchased pursuant to this Plan may
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be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code;

          (d) by waiver of compensation due or accrued to the Participant for services rendered;

          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (f)  by any combination of the foregoing.

          7.2  Loan Guarantees.  The Committee may help the Participant pay for
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Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     8.   AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.
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          8.1  Types of Options and Shares.  Options granted under this Plan and
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subject to this Section 8 shall be NQSOs.

          8.2  Eligibility.  Options subject to this Section 8 shall be granted
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only to Outside Directors. Outside Directors shall also be eligible to receive option grants pursuant to Section 5 hereof at such times and on such conditions as determined by the Committee.

          8.3  Initial Grant. Each Outside Director who first becomes a member
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of the Board on or after the Effective Date, will automatically be granted an Option for 10,000 Shares (an "Initial Grant") on the date such Outside Director first becomes a member of the Board. Each Outside Director who is in office at the time of approval by the Stockholders of this Plan, will automatically be granted an Initial Grant on the earlier of 60 days from the date of Stockholder approval of this Plan or the date any employee receives their first option under this Plan.

          8.4  Succeeding Grants.  Upon re-election to the Board at each Annual
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Meeting of Stockholders, each Outside Director will automatically be granted an Option for 2,500 Shares (a "Succeeding Grant"); provided, however, that any such Outside Director who received an Initial Grant since the last Annual Meeting of Stockholders will receive a prorated Succeeding Grant to purchase a number of shares equal to 2,500 multiplied by a fraction whose numerator is the number of calendar months or portions thereof that the Outside Director has served since the date of the Initial Grant and whose denominator is twelve.

          8.5  Vesting.  The date an Outside Director receives an Initial Grant
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or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option.

          (a)  Initial Grants.  Each Initial Grant will vest as to 2% of the
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               Shares on the Start Date for such Initial Grant, and as to an additional 2% of the Shares on the first day of each calendar month after the Start Date, so long as the Outside Director continuously remains a director of the Company.

          (b)  Succeeding Grants.  Each Succeeding Grant will vest as to 2% of
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               the Shares on the Start Date for such Succeeding Grant, and as to an additional 2% of the Shares on the first day of each calendar month after the Start Date, so long as the Outside Director continuously remains a director of the Company.

Notwithstanding any provision to the contrary, in the event of a corporate transaction described in Section 17.1, the vesting of all options granted to Outside Directors pursuant to this Section 8 will accelerate and such options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and must be exercised, if at all, within three months of the consummation of said event. Any options not exercised within such three-month period shall expire.

          8.6  Exercise Price.  The exercise price of an Option pursuant to an
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Initial Grant or Succeeding Grant shall be the Fair Market Value of the Shares at the time that the Option is granted.

          8.7  Deferral of Cash Compensation.  Each Outside Director may elect
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to reduce all or part of the cash compensation otherwise payable for services to be rendered by him as a director (including the annual retainer and any fees payable for serving on the Board or a Committee of the Board) and to receive in lieu thereof Shares. Any such election shall be in writing and must be made before the services are rendered giving rise to such compensation, and may not be revoked or changed thereafter during the Outside Director's term. On such election, the cash compensation otherwise payable will be increased by 10% for purposes of determining the number of Shares to be credited to such Outside Director.

     If an Outside Director so elects to defer, there shall be credited to such Outside Director a number of Shares equal to the amount of the deferral (increased by 10% as described in the preceding sentence) divided by the fair market value as determined by the closing price on the Nasdaq National Market on the day in which the compensation would have been paid in the absence of a deferral election.

     9.   WITHHOLDING TAXES.
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          9.1  Withholding Generally.  Whenever Shares are to be issued in
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satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2  Stock Withholding.  When, under applicable tax laws, a
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Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

     10.  TRANSFERABILITY.
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          10.1 Except as otherwise provided in this Section 10, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

          10.2 All Awards other than NQSO's.  All Awards other than NQSO's shall
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be exercisable: (i) during the Participant's lifetime, only by (A) the Participant, or (B) the Participant's guardian or legal representative; and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees.

          10.3 NQSOs.  Unless otherwise restricted by the Committee, an NQSO
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shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, (B) the Participant's guardian or legal representative, (C) a Family Member of the Participant who has acquired the NQSO by "permitted transfer;" and (ii) after Participant's death, by the legal representative of the Participant's heirs or legatees. "Permitted transfer" means, as authorized by this Plan and the Committee in a Stock Option Agreement, any transfer effected by the Participant during the Participant's lifetime of an interest in such NQSO but only such transfers which are by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.

          10.4 Notwithstanding any provision in this Section 10 to the contrary, any Award issued before the Shares are listed on a national securities exchange or designated as a national market system security will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant such Awards will be exercisable only by the Participant or Participant's legal representative and any elections with respect to such Awards may be made only by the Participant or Participant's legal representative.

     11.  PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
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          11.1 Voting and Dividends.  No Participant will have any of the rights
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of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
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Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to
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retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 11.3.

          11.2 Financial Statements.  The Company will provide financial
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statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be
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required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

          11.3 Restrictions on Shares.  At the discretion of the Committee, the
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Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be; provided that with respect to Awards granted before the Shares are listed on a national securities exchange or designated as a national market system security, unless the Participant is an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, such right of repurchase lapses at the rate of no less than twenty percent (20%) per year over five (5) years from: (a) the date of grant of the Option or (b) in the case of Restricted Stock, the date the Participant purchases the Shares.

     12.  CERTIFICATES.  All certificates for Shares or other securities
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delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

     13.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
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Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may
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require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     14.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or from
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time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

     15.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be
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effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

     16.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted
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under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     17.  CORPORATE TRANSACTIONS.
          ----------------------

          17.1 Assumption or Replacement of Awards by Successor.  Except for
               ------------------------------------------------
automatic grants to Outside Directors pursuant to Section 8 hereof, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 17.1, such Awards will accelerate and all Options will become exercisable in full prior to the consummation of such transaction at such time and on such conditions as the Committee will determine, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

          17.2 Other Treatment of Awards.  Subject to any greater rights granted
               -------------------------
to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

          17.3 Assumption of Awards by the Company.  The Company, from time to
               -----------------------------------
time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable
 ------
upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

     18.  ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will become effective on
          ---------------------------------
the date that it is adopted by the Board (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding

Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial
--------  -------
stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; (c) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded; and (d) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be cancelled, any Shares issued pursuant to any Award granted pursuant to such increase will be cancelled, and any purchase of Shares pursuant to such increase will be rescinded.

     19.  TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided
          --------------------------
herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

     20.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate
          --------------------------------
or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the
--------  -------
stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

     21.  NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the
          --------------------------
Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     22.  DEFINITIONS.  As used in this Plan, the following terms will have the
          -----------
following meanings:

          "Award" means any award under this Plan, including any Option or Restricted Stock.

          "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

          "Board" means the Board of Directors of the Company.

          "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee of the Board.

          "Company" means Electronic Arts Inc. or any successor corporation.

          "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;
                                                    -----------------------

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                           -----------------------

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall
                                                                        --------
               Street Journal; or
               --------------

          (d) if none of the foregoing is applicable, by the Committee in good faith.

          "Family Member" includes any of the following:

          (a) child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including any such person with such relationship to the Participant by adoption;

          (b) any person (other than a tenant or employee) sharing the Participant's household;

          (c) a trust in which the persons in (a) and (b) have more than fifty percent of the beneficial interest;

          (d) a foundation in which the persons in (a) and (b) or the Participant control the management of assets; or

          (e) any other entity in which the persons in (a) and (b) or the Participant own more than fifty percent of the voting interest.

          "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

          "Option" means an award of an option to purchase Shares pursuant to
Section 5.

          "Outside Director" means a member of the Board who is not an employee of the Company or any Parent or Subsidiary of the Company.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person who receives an Award under this Plan.

          "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

          (a)  Net revenue and/or net revenue growth;

          (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

          (c)  Operating income and/or operating income growth;

          (d)  Net income and/or net income growth;

          (e)  Earnings per share and/or earnings per share growth;

          (f)  Total stockholder return and/or total stockholder return growth;

          (g)  Return on equity;

          (h)  Operating cash flow return on income;

          (i)  Adjusted operating cash flow return on income;

          (j)  Economic value added; and

          (k)  Individual confidential business objectives.

          "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards.

          "Plan" means this Electronic Arts Inc. 2000 Equity Incentive Plan, as amended from time to time.

          "Restricted Stock Award" means an award of Shares pursuant to Section
6.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means shares of the Company's Class B Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

          "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

          "Vested Shares" means "Vested Shares" as defined in the Award
Agreement.

[LOGO] ELECTRONIC ARTS(R)


                      2000 CLASS B EQUITY INCENTIVE PLAN



           As Adopted by the Board of Directors on January 27, 2000
      ==================================================================
               As approved by the Stockholders on March 22, 2000
      ==================================================================
                          As Amended, March 22, 2000



                      --------------------------------

                                   6,000,000
                      --------------------------------
                             Class B Common Stock
                      --------------------------------
                                $.01 par value

                      --------------------------------


     Electronic Arts Inc., a Delaware corporation (the "Company"), is offering an aggregate of 6,000,000 shares of its authorized but unissued Class B common stock to the Company's employees, officers and directors or any Parent or Subsidiary of the Company pursuant to the terms and conditions of the Company's 2000 Class B Equity Incentive Plan, (the "Class B Plan") as described

     The securities represented hereby have not been registered under the Securities Act of 1933 (the "Act"), or under the securities laws of certain states. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the securities act and applicable state securities laws pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that any proposed transfer or resale is in compliance with the securities act and any applicable state securities laws.

INTRODUCTION

     This document relates to unexercised options to purchase shares of Class B common stock of the Company granted or to be granted to the employees, officers and directors of the Company under the Class B Plan. A registration statement with respect to such shares of Class B common stock (the "Registration Statement") has not been filed with the Securities and Exchange Commission (the "SEC").

     Additional information about the Class B Plan and the administrators can be obtained by contacting the Stock Administration Department (650.628.1500). The address of the Company is 209 Redwood Shores Parkway, Redwood City, CA 94065.

---------------------------------------------------------------------
                    QUESTIONS AND ANSWERS ABOUT THE OPTIONS
---------------------------------------------------------------------



1.   What is the history of the Class B Plan?

     The Class B Plan was adopted by the Company's Board of Directors (the "Board") on January 27, 2000 and was approved by the Company's stockholders and
 -----
amended by the Board on March 22, 2000. Options may be granted pursuant to the Class B Plan until January, 2010.

2.   What is the purpose of the Class B Plan?

     The purpose of the Class B Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of EA.com, a subsidiary of the Company, its Parent and Subsidiaries by offering such persons, like yourself, an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in this document are defined in
Section 22 of the Class B Plan.

3.   How are the Options administered?

     The Class B Plan is administered by the Compensation Committee of the Board of Directors of the Company (referred to, along with the Board of Directors, as the "Board" or the "Committee" as the context requires), whose address is the same as that of the Company's principal executive offices. The Board designates the optionees, exercise prices, vesting schedule, exercise periods and dates of grants. The members of the Compensation Committee receive a yearly fee; no additional compensation is paid for administering the Class B Plan. The Company bears all expenses in connection with administration of the Class B Plan.

4.   Who is eligible to participate?

     Employees, officers and directors of the Company, its parent, if any, and its subsidiaries may receive options under the Class B Plan. The Committee, in its discretion, determines which eligible individuals will receive options under the Class B Plan, except for Automatic Grants to Outside Directors.

5.   What kind of options are there ?

     The Company can grant two kinds of options:

     (a) "Nonqualified Stock Options" or ''NQSOs,'' where you will have to pay tax at the time of exercise on the difference between the exercise price and the fair market value, and where such difference is taxed at ordinary income rates; and

     (b) "Incentive Stock Options" or "ISOs," where you may defer paying tax on the difference between the exercise price and the fair market value from the time of exercise until the stock is sold (assuming certain holding period requirements are met), and where the gain from the sale is taxed as capital gain.

     Because ISOs have tax advantages, they are generally subject to more legal restrictions than NQSOs. The primary restrictions on ISOs and the differences between ISOs and NQSOs are discussed in a number of the answers in this Prospectus and in "Tax Information and ERISA," below.

6.   What kind of options can I get?

     If you are an employee of the Company, its parent or its subsidiaries, you may get ISOs, NQSOs or both. If you are a non-employee director of the Company, its parent or its subsidiaries or affiliated corporations, you may only receive NQSOs. At the present time the Committee is only approving NQSOs under the Plan.

7.   Can I hold more than one option ?

     Yes.

8.   Is there a limit to the number or size of options I can get?
     Employees, who are not new employees receiving their first grant, may receive up to 750,000 Shares in any calendar year. New employees, who may also be an officer or director of the Company, are eligible to receive up to a maximum of 1,500,000 Shares in the calendar year in which they commence their employment. With respect to ISOs, the Class B Plan limits the aggregate fair market value (determined as of the time the option is granted) of the shares that may first become exercisable in any calendar year to not more than $100,000.

9.   When can I exercise options?

     The Board determines the vesting and exercisability of each option at the date of grant. Only vested options may be exercised. The vesting and exercisability of your options is set forth on the first page of your option grant or option agreement as well as your vesting schedule. With respect to Options granted before the Shares are listed on a national market system security, and subject to earlier termination of the Option as provided herein, if you are not an officer or director of the Company or of a Parent or Subsidiary of the Company, you shall have the right to exercise your Option at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted. Vesting and exercisability for first time grants issued under the Class B Plan will be determined by the Board at the date of grant.

10.  How long do I have to exercise?

     Most options must be exercised within ten years after the option grant date for the Class B Plan. If you own ten percent or more of the Company's outstanding stock, your ISO under the Class B Plan will be granted for a term not to exceed five years. Again, the Board determines the term of each option at the date of grant (up to a maximum of ten years). The term of your option is set forth on the first page of your option grant agreement.

11.  What determines my exercise price?

     The Board determines the exercise price of each option. This price is stated in your option grant or agreement and the Class B Plan states the price may not be less that 85% of the Fair Market Value on the date of grant. All ISO grants may not be less than 100% of the Fair Market Value on the date of grant. If you own ten percent or more of the Company's outstanding stock, your option will be granted at an exercise price equal to at least 110% of the fair market value of the shares at the time your option is granted.

     With respect to Options granted before the Shares are listed on NASDAQ National Market System ("NASDAQ"), the Fair Market Value is determined in good faith by the Board of Directors.

12.  How do I exercise my options?

     To exercise an option, you must deliver to the Stock Administration department of the Company (a) a copy of the Stock Option Exercise Notice and Agreement under the Class B Plan signed by you, and (b) full cash payment (U. S. dollars) for the shares being purchased or, when authorized by the Board at the time of the grant of the option under the Class B Plan, shares of fully paid Common Stock of the Company or certain other forms of payment. The Company will then issue a certificate representing the shares purchased.

13.  Are there any restrictions on the resale of shares I purchase?

     No resale of Shares purchased under the Class B Plan will be available unless such resale is in compliance with the Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Class B common shares may then be listed or as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do. In addition, if you are an affiliate of the Company, you may not resell under the Registration Statement any shares purchased on exercise of options. Such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the 1933 Act. There may be tax consequences associated with the sale or other disposition of shares. See "Tax Information and ERISA-- Tax Treatment of the Optionee," below.

14.  Can I transfer my options?

     Any Award granted under the Class B Plan before the Shares are listed on a stock exchange or national market system will not be transferable or assignable by you, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution or as determined by the Committee.

     NQSOs. Unless otherwise restricted by Federal and State Securities laws and
     -----
the Committee, an NQSO shall be exercisable: (i) during your lifetime only by you, your guardian or legal representative, or a member of your family who has acquired the NQSO by "permitted transfer;" and (ii) after your death, by your legal representative.

     "Permitted transfer" means, as authorized by this Plan and the Committee in a Stock Option Agreement, any transfer by gift or domestic relations order. A permitted transfer does not include any transfer for value and neither of the following are transfers for value: (a) a transfer under a domestic relations order in settlement of marital property rights or (b) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity.


15.  What happens if I leave the Company?


     In the event that your relationship with the Company is terminated for any reason other than your death or disability, you will have the right to exercise your options, to the extent (and only to the extent) that they would have been exercisable upon the date of termination, within three (3) months after the date of termination (or such shorter time period as may be specified in the Grant).

     In the event that your relationship with the Company is terminated because of death or disability, you or your legal representative will have the right to exercise your options, to the extent (and only to the extent) that they would have been exercisable upon the date of termination, within twelve (12) months after the date of termination (or such shorter time period as may be specified in the Grant) but in any event no later than the expiration date of the Options.

     However, if your relationship with the Company is terminated for Cause, you, your legal representative or such other person who may then hold your Option, shall not be entitled to exercise your option. In making this determination, the Board will give you an opportunity to present to the Board evidence on your behalf. For the purposes of this paragraph, termination of service shall be deemed to occur on the date when the Company gives you notice that your service is terminated.

     The Committee will have the sole discretion to determine whether you have ceased to provide services and the effective date on which you ceased to provide services.

16.  Is the option an employment contract?

     No. The option grant or agreement does not impose any obligation whatsoever upon you or the Company to continue your relationship with the Company. Such relationship is terminable at will by you or the Company.

17.  Do my options get adjusted for future events?

     If the Company issues additional securities to raise more capital, no adjustments will be made. However, if there is a stock split, stock dividend or similar change in the Company's capital structure without receipt of consideration by the Company, the number of shares subject to and the exercise price of your options will be adjusted accordingly. The number of shares reserved under the Class B Plan will also be proportionately adjusted.

18.  What happens in a merger or consolidation ?

     For any options granted under the Class B Plan, (other than "Automatic Grants to Outside Directors"), if there is a merger or consolidation in which the Company is not the surviving entity, or if the Company dissolves or sells substantially all of its assets or completes a "corporate transaction" under
Section 425(a) of the Internal Revenue Code of 1986, as amended (the "Code"), then your options may be assumed by the successor corporation. If the successor corporation, if any, refuses to assume the options or substitute equivalent options, the options may accelerate and become immediately exercisable at times and on terms that the Board determines.

19.  What happens to unexercised, expired options ?

     If your option granted under the Class B Plan is terminated for any reason without being exercised in whole or in part or if it expires according to its terms, the shares thereby released from your option will become available again under the Class B Plan.

20.  Are there other Awards under the Class B Plan?

     Automatic Grants to Outside Directors   Under the Class B Plan, non-
     -------------------------------------
employee Directors receive a NQSO to purchase 8,000 shares upon re-election. New Directors would receive a grant of 25,000 shares, under the Class B Plan. Non-employee Directors may elect to receive all or part of their cash compensation in the Company's Class B common stock.

     Restricted Stock  The Committee from time to time may offer Shares to an
     ----------------
eligible person that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (which must be 100% of the Fair Market Value to a Ten Percent Stockholder), the restrictions to which the Shares will be subject and all other terms and conditions of the Award as determined in the Class B Plan.

21.  Who is on the Compensation Committee ?

     The Compensation Committee currently consists of Mr. Richard Asher, Mr. William J. Byron and Mr. Daniel H. Case III, each of whom is an outside director of the Company and is an affiliate of the Company. Other than as disclosed herein (including disclosures in material incorporated by reference herein), members of the Compensation Committee that administer the Class B Plan have no material relationships with the Company, its employees or its affiliates.

22.  Who elects the Board and the Compensation Committee?

     The members of the full Board are elected each year at the Company's annual meeting of stockholders and serve until the next annual meeting or until their successors are elected and qualified. The stockholders may remove members of the full Board from office by following certain voting procedures set forth in the Company's By-laws and applicable corporate law. The members of the Compensation Committee are chosen by the full Board and serve at its discretion.

23.  What if there is a dispute concerning the Class B Plan?

     Subject to the provisions of the Class B Plan, the Compensation Committee has the authority to construe and interpret any of the provisions of the Class B Plan or any options granted thereunder. Such interpretations are binding on the Company and on you. Members of the Board can be contacted by writing to them at the Company's principal executive offices to the attention of the Stock Administration department.

24.  How can the Class B Plan change?

     Subject to the terms and conditions of the Class B Plan and applicable law, the Board may modify, extend or renew outstanding options. The Board may terminate or amend the Class B Plan in any respect provided it does not, without stockholder approval, amend the Class B Plan in any manner that requires such stockholder approval pursuant to the Code or the Securities Exchange Act of 1934, as amended (the "1934 Act") (including Rule 16b-3 promulgated thereunder). Currently, this means that the Board must have stockholder approval among other things, to increase the number of shares available under the Class B Plan, to change the class of persons eligible to receive options or to make a change that materially increases the benefits accruing to Class B Plan participants.

25.  Can I get additional information about the Class B Plan and my options?

     The full text of the Class B Plan is available electronically at the Company's internal web site or by contacting Stock Administration. These questions and answers are simply a guide to the principal provisions of the Class B Plan and are qualified in their entirety by the wording of those documents.

     You may also contact the Company's Stock Administration department with any specific questions you may have regarding the Class B Plan or your individual options or to request a report summarizing the amount and status of your options.

26.  Can I receive information provided to stockholders?

     Yes. If you are an optionee under the Class B Plan, material sent by the Company to its stockholders is available to you by contacting the Stock Administration department at the Company's headquarters.

                           TAX INFORMATION AND ERISA


Introduction

     The following description of United States federal income tax consequences associated with participation in the Class B Plan is based upon existing statutes, regulations and interpretations as of the date of this document. Because the currently applicable rules are complex and the tax laws may change and because income tax consequences may vary depending upon the particular circumstances of each participant, each participant should consult a tax advisor concerning federal (and any state and local) income tax consequences of participation in the Class B Plan. The following discussion does not purport to describe state or local income tax consequences or tax consequences for participants in countries other than the United States.

     Special tax rules apply to officers and directors of the company. See "Special Considerations for Officers and Directors," below.

     Options so designated under the Class B Plan are intended to qualify as ISOs. All options that are not designated as ISOs are intended to be NQSOs. The Class B Plan is not qualified under Section 401(a) of the Code.

Tax Treatment of the Optionee

     Incentive Stock Options. The optionee will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the optionee is subject to the alternative minimum tax described below). If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

     If the optionee disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition up to the difference between the value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

     Alternative Minimum Tax. The difference between the fair market value of ISO Shares (measured as of the date of exercise) and the amount paid for the ISO Shares is an adjustment to income for purposes of the alternative minimum tax. The alternative minimum tax (imposed to the extent it exceeds the taxpayer's regular tax) is 26% on an individual taxpayer's alternative minimum taxable income up to $175,000, and 28% above that dollar amount. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no alternative minimum tax adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Class B common stock.

     Nonqualifying Stock Options. An optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's purchase price. The included amount will be treated as ordinary income by the optionee and may be subject to income tax withholding by the Company (either by payment in cash or withholding out of the optionee's salary). Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. Special rules apply where all or a portion of the exercise price is paid by tendering shares of Class B common stock.

     Revenue Reconciliation Act of 1993. The Revenue Reconciliation Act of 1993 increased the alternative minimum tax from 24% to 26% on an individual taxpayer's alternative minimum taxable income up to $175,000, and to 28% above that dollar amount. The Act also raised the exemption amount from $40,000 to $45,000 in the case of a joint return. These changes were effective for taxable years ending after December 31, 1992.

     Special Consideration for Officers and Directors. Following is a discussion of certain tax rules applicable to officers and directors of the Company. Officers and directors should consult their tax advisors regarding these issues.

     ISOs. If an optionee is an officer or director of the Company who is potentially subject to short-swing profits liability under Section 16(b) of the 1934 Act, ISO Shares that are purchased on exercise of an ISO less than six months after the date of grant will be subject to special tax rules. Thus, in the case of a disqualifying disposition the optionee will recognize ordinary income equal to the difference between the fair market value of the ISO Shares on the date six months after the date of grant (or, if less, the amount realized on the sale of the ISO Shares) and the option exercise price unless the optionee makes an election under Section 83(b) of the Code (an "83(b) election"). If the optionee makes an 83(b) election the ordinary income is equal to the difference between the fair market value on the date of exercise (or, if less, the amount realized on the sale if the ISO Shares) and the option exercise price. Moreover, for alternative minimum tax calculation purposes, unless the optionee makes an 83(b) election, the adjustment to income will be based on the difference between fair market value of the ISO Shares on the date six months after the date of grant and the option exercise price.

     NQSOs. In the event of the exercise of an NQSO less than six months after the date of grant, the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date six months after the date of grant and the option exercise price unless the optionee makes an 83(b) election. If the optionee makes an 83(b) election, the optionee will include in income as compensation an amount equal to the difference between the fair market value on the date of exercise and the option exercise price.

     Exercises Within Six Months of a Section 16(b) Purchase. If an affiliate of the Company exercises an option more than six months from the date of grant but within six months from the date of a prior purchase that does not constitute an exempt purchase under Section 16(b) of the 1934 Act, it may be possible to take the position that such prior purchase permits the affiliate to defer the ordinary income (or, with respect to ISOs, any adjustment to income for alternative minimum tax purposes) until six months from the date of the prior purchase. However, it is not clear at this time whether the Internal Revenue Service would agree with this position.

     Officers and directors should consult their tax advisors regarding these issues and the advisability of filing an 83(b) election.


Tax Treatment of the Company

     The Company will be entitled to a deduction in connection with the exercise of an NQSO by a domestic employee or director to the extent that the optionee recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.


ERISA

     The Company believes that the Plans are not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

================================================================================

                             ELECTRONIC ARTS INC.
                        NONQUALIFIED STOCK OPTION GRANT

================================================================================
(First) (Middle) (Last)                                Emp#: (ID);
                                                             ----
(Add1)(Add2)(Add3),                                    Grant#: (Number)
                                                               --------
(City), (State) (Country) (Zip)                        Class: (Class)
                                                              -------

Location: (Location)
          ----------

================================================================================

     Electronic Arts Inc., a Delaware corporation, (the "Company") hereby grants to the optionee named below (the "Optionee"), a non-qualified stock option (the "Option") under the Company's 2000 Class B Equity Incentive Plan (the "Plan"), to purchase the total number of shares set forth below of Class B common stock of the Company (the "Option Shares") at the exercise price per share set forth below (the "Exercise Price"). The option is subject to all the terms and conditions of the Nonqualified Stock Option Grant including the terms and conditions contained in the attached Appendix A (the "Grant") and the Plan, the provisions of which are incorporated herein by reference. The principal features of the option are as follows:

Number of Option Shares: (Sharesgranted)          Exercise Price per Share: (OptionPrice)

Date of Grant:           (OptDate)                Expiration Date:          (Exp_date_pd1)

Vest Start Date:         (OptDate)

     Subject to the terms and conditions of the Plan and the Grant, the Option shall vest 2% per month for 50 months on the 1st day of each calendar month until the earlier of (1) the date the option becomes fully vested or (2) the date the optionee ceases to be employed. Optionee may first exercise the Option with respect to the vested Option Shares on the first day of the 12th month from Vest Start Date. Optionee may then exercise the Option with respect to vested Option Shares at any time until expiration or termination.

     An optionee shall be deemed to have worked a calendar month if optionee has worked any portion of that month. Only vested options may be exercised. Vesting will be suspended during any unpaid leave of absence.

     PLEASE READ ALL OF APPENDIX A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE OPTION.


ELECTRONIC ARTS INC.

/s/ E. Stanton McKee, Jr.
----------------------------------------------
E. Stanton McKee, Jr.
EVP, Chief Financial and Administrative Officer

ACCEPTANCE

Optionee hereby acknowledges that a copy of the Plan and a copy of the Prospectus as amended are available upon request from the Stock Administration department and can also be accessed electronically. Optionee represents that Optionee has read and understands the terms and conditions thereof, and accepts the Option subject to all the terms and conditions of the Plan and the Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option and that Optionee should consult a tax adviser prior to such exercise.


___________________________
Optionee

                                  Appendix A


                             ELECTRONIC ARTS INC.
         Nonqualified Stock Option (the "Option") Terms and Conditions
           Under the 2000 Class B Equity Incentive Plan (the "Plan")


1.   Form of Option Grant.  Each Option granted under the Plan shall be
     --------------------
evidenced by a written Stock Option Grant (the "Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Plan.

2.   Date of Grant. The date of grant of the Option shall be the date on which
     -------------
the Committee makes the determination to grant such Option unless otherwise specified by the committee. The Grant representing the Option will be delivered to Optionee within a reasonable time after the granting of the Option. Copies of the Plan and Prospectus are available electronically at http://internal.ea.com
                                                        ----------------------
(Legal&Stock/Stock Administration/Stock Option Plans) and can also be obtained by contacting the Stock Administration Department.

3.   Exercise Price.  The exercise price of the Option shall be determined by
     --------------
the Committee on the date the Option is granted; provided that the exercise price of the Option shall be not less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

4.   Exercise Period.  Options shall be exercisable within the times or upon the
     ---------------
events determined by the Committee as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted.

5.   Restrictions on Exercise.  Exercise of the Option is subject to the
     ------------------------
following limitations:

     (a) The Option may not be exercised until the Plan has been approved by the stockholders of the Company as set forth in the Plan.

     (b) The Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company's Class B Common Stock may be listed, as they are in effect on the date of exercise.

6.   Termination of Option.
     ---------------------

     (a) Except as provided in this section, the Option shall terminate in whole if Optionee ceases to be an employee of the Company and may not be exercised to the extent terminated. If the Optionee ceases to be an employee of the Company for any reason except by death or disability, the Option, to the extent it is exercisable on the date on which the Optionee ceases to be an employee (the "Termination Date"), may be exercised by the Optionee within three
(3) months after the Termination but in no event later than the Expiration Date.

     (b) Except as provided in this section, the Option shall terminate in part, if Optionee ceases to be a full time employee of the Company but remains an employee of the Company, and may not be exercised to the extent terminated. If the Optionee ceases to be a full time employee of the Company for any reason other than disability, the Option, to the extent it is exercisable on the date on which the Optionee ceases to be a full time employee, may be exercised by the Optionee within three (3) months after the Termination Date, but in no event later than the Expiration Date.

            (i) An Optionee shall be deemed to be a "full time" employee if Optionee works not less than 40 hours per week, unless prevailed upon by local law.

            (ii) Except as to the number of Option Shares for which the Option terminates in accordance with subsection (a)(iii) below, the Option shall continue to vest with respect to Option Shares in equal monthly amounts from the termination date to the time the Optionee has been continuously employed 50 calendar months from the vest start date set forth in the Grant.

            (iii) The number of Option Shares for which the Option shall terminate in accordance with this Paragraph will be determined by multiplying the total number of Option Shares by the following fraction:

             40 minus [number of hours regularly worked per week]
             ----------------------------------------------------
                                      40
     (c) Except as provided in this section, if Optionee transfers out of EA.Com within twelve (12) months of the Date of Grant, this Option terminates in full.

     (d) If the Optionee's employment with the Company is terminated because of the death of the Optionee or disability of the Optionee within the meaning of
Section 22(e)(3) of the Code, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

     (e) Notwithstanding the provisions in Paragraph 6(a) above, if the Optionee's employment with the Company is terminated for Cause, the Option with respect to any Shares whatsoever, after termination of service, may not be exercised.

     (f) Nothing in the Plan or the Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

7.   Manner of Exercise.
     -------------------

     (a) The Option shall be exercisable only by delivery to the Company of a written Stock Option Exercise Agreement in the form attached hereto as Exhibit
                                                                       -------
A, or in such other form as may be approved by the Board of Directors of the
-
Company, stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Optionee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

     (b)  Such notice shall be accompanied by full payment of the Exercise Price
(i) in cash; (ii) provided that a public market for the Company's stock exists, the Option shall be exercisable through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company.

     (c) Prior to the issuance of the Option Shares upon exercise of the Option, the Optionee must pay or make adequate provision for any applicable federal, state, or provincial withholding obligations of the Company.

     (d) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Option Shares registered in the name of the Optionee or the Optionee's legal representative bearing the appropriate legends.

8.   Compliance with Laws and Regulations. Optionee understands and acknowledges
     ------------------------------------
that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

9.   Transferability of Option.
     -------------------------

     (a) Optionee understands that Optionee may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Optionee understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Optionee has also been advised that exemptions from registration and qualification may not be available or may not permit Optionee to transfer all or any of the Shares in the amounts or at the times proposed by Optionee.

     (b) The issuance and transfer of Option Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state laws and with all applicable requirements of any stock exchange or national market system on which the Company's Class B Common Stock may be listed at the time of such issuance or transfer.

     (c) Notwithstanding the provisions in Paragraph 9 above, or unless otherwise restricted by the Committee, this Option shall be exercisable: (i) during the Optionee's lifetime only by the Optionee, the Optionee's guardian or legal representative or a Family Member of the Optionee who has acquired the NQSO by "permitted transfer" (as defined in the Plan); and (ii) after Optionee's death, by the legal representative of the Optionee's heirs or legatees. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

10.  Tax Consequences.  Set forth below is a brief summary as of the date the
     ----------------
form of grant was adopted of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. Additional information is included in the Prospectus for the Plan, as amended. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

     (a)  Exercise.  Upon exercise, Optionee will recognize compensation income
          --------
(taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

     (b)  Disposition of the Shares. No resale of Shares purchased under the
          -------------------------
Class B Plan will be available unless such resale is in compliance with the Act, all applicable state securities laws and the requirements of any stock exchange or national market system upon which the Class B common shares may then be listed or as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or national market system, and the Company shall have no liability for any inability or failure to do. In addition, if Optionee is an affiliate of the Company, Optionee may not resell under the Registration Statement any shares purchased on exercise of options. Such resales must be registered in a separate registration statement or be effected in accordance with Rule 144 or another available exemption under the 1933 Act. For federal tax purposes, if the Shares are held for less than twelve (12) months after the date of transfer of the Shares pursuant to the exercise of a nonqualified stock option, any gain realized on the disposition of the Shares will be treated as a short-term capital gain. If the Shares are held for more than twelve (12) months any such gain will be treated as long-term capital gain.

11.  Interpretation.  Any dispute regarding the interpretation of this agreement
     --------------
shall be submitted by Optionee or the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

12.  Entire Agreement.  The Exercise Notice and Agreement attached as Exhibit A
     ----------------
and the Plan available upon request from the Stock Administration department and also accessible electronically is incorporated herein by reference. The Grant, the Plan and the Exercise Notice and Agreement constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                  STOCK OPTION EXERCISE NOTICE AND AGREEMENT


Electronic Arts Inc.
209 Redwood Shores Parkway
Redwood City, CA 94065
Attention:  Stock Administrator


     1.   Exercise of Option.  The undersigned ("Optionee") hereby elects to
          ------------------                     --------
exercise Optionee's option to purchase _________ shares of the Common Stock (the "Option Shares") of Electronic Arts Inc. (the "Company") under and pursuant to
 -------------                                 -------
the Company's ___ Stock Option Plan (the "Plan") and the stock option grant
                                          ----
dated _____________ (the "Grant"). The terms and conditions of the Plan and the
                          -----
Grant are hereby incorporated into and made a part of this Agreement by this reference.

     2.   Representations of Optionee.  Optionee hereby acknowledges, represents
          ---------------------------
and warrants that Optionee has received, read and understood the Plan and the Grant and will abide by and be bound by their terms and conditions.

     3.   Compliance with Securities Laws.  Optionee understands and
          -------------------------------
acknowledges that the exercise of any rights to purchase any Option Shares is expressly conditioned upon compliance with the Securities Act of 1933, the Exchange Act of 1934, the requirements of any stock exchange or national market system on which the Company's stock may be listed, and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

     4.   Stop Transfer Notices.  Optionee understands and agrees that the
          ---------------------
Company may issue appropriate "stop transfer" instructions to its transfer agent to ensure compliance with the restrictions on transfer.

     5.   Tax Consequences.  OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER
          ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE OPTION SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE OPTION SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF OPTIONEE IS AN INSIDER SUBJECT TO SECTION 16(B) OF THE EXCHANGE ACT, OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH OPTIONEE'S TAX ADVISERS CONCERNING THE ADVISABILITY OF FILING AN 83(B) ELECTION WITH THE INTERNAL REVENUE SERVICE.

     6.   Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
aggregate purchase price of the Option Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

     7.   Entire Agreement.  This Exercise Agreement, the Plan and the Grant
          ----------------
constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by California law except for that body of law pertaining to conflict of laws.


Submitted by:                           Accepted by:

OPTIONEE: ______________________        ELECTRONIC ARTS INC.
               (Print Name)

________________________________        By:__________________________________
         (Signature)                         Ruth A. Kennedy
                                        Its: Senior Vice President, General
                                             Counsel

Dated:__________________________        Dated:______________________

                             ELECTRONIC ARTS INC.

                      2000 CLASS B EQUITY INCENTIVE PLAN

                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Restricted Stock Purchase Agreement (the "Purchase Agreement") is made and entered into as of _________________________ (the "Effective Date") by and between Electronic Arts Inc., a Delaware corporation (the "Company"), and the purchaser named below (the "Purchaser"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Electronic Arts 2000 Class B Equity Incentive Plan (the "Plan").


Purchaser:  (First) (Middle) (Last)

Address:  (Add1)(Add2)(Add3), (City), (State) (Zip)

Total Number of Shares:   (Sharesgranted)

Purchase Price Per Share: (OptionPrice)

Date of Grant:            (OptDate)

Expiration Date:          (Exp_date_pd1)


     1.   Purchase of Restricted Shares.
          -----------------------------

          1.1  Purchase.  Pursuant to purchase of that certain Restricted Stock
               --------
Purchase Grant (the "Grant") granted to Purchaser under the Plan and subject to the terms and conditions of this Purchase Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "Shares") of the Company's Class B Common Stock , $.01 par value per share, at the Purchase Price Per Share set forth above (the "Purchase Price"). As used in this Purchase Agreement, the term "Shares" refers to the Shares purchased under this Purchase Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

          1.2  Title to Shares.  The exact spelling of the name(s) under which
               ---------------
Purchaser will take title to the Shares is:

               ________________________________________________________________

               ________________________________________________________________

          Purchaser desires to take title to the Shares as follows:

               [_]  Individual, as separate property

               [_]  Husband and wife, as community property

               [_]  Joint Tenants

               [_]  Other; please specify: ___________________________________

          1.3  Payment.  Purchaser hereby delivers payment of the Purchase Price
               -------
in the manner permitted in the Restricted Stock Grant as follows (check and complete as appropriate):

               [_] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

               [_] by tender of a Full Recourse Promissory Note in the principal amount of $__________, having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith; provided, however, that Purchasers who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law;

               [_]  or by a combination of the foregoing.

     2.   Delivery.
          --------

          2.1  Deliveries by Purchaser.  Purchaser hereby delivers to the
               -----------------------
Company (i) this Purchase Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached
                                                              ---------
hereto (the "Stock Powers"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of
Exhibit 2 attached hereto (the "Spouse Consent") executed by Purchaser's spouse,
---------
and one or more of the following:

               (a) the Purchase Price and payment for par value of the Shares and any applicable tax obligations in the form of a check, a copy of which is attached hereto as Exhibit 3;
                                      ----------

               (b) a Secured Full Recourse Promissory Note in the form attached hereto as Exhibit 4;
                    ----------

               (c)  a Stock Pledge Agreement in the form attached hereto as
          Exhibit 5 executed by Purchaser (the "Pledge Agreement")
          ---------

          2.2  Deliveries by the Company.  Upon its receipt of the Purchase
               -------------------------
Price, payment for par value and any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser to be placed in escrow as provided in Section 10 to secure payment of Purchaser's obligation to the Company under a promissory note, if any and until expiration or termination of the Company's Repurchase Grant described in Section 8.

     3.   Representations and Warranties of Purchaser.  Purchaser represents and
          -------------------------------------------
warrants to the Company that:

          3.1  Agrees to Terms of the Plan.  Purchaser has received a copy of
               ---------------------------
the Plan and the Restricted Stock Grant, has read and understands the terms of the Plan, the Restricted Stock Grant and this Purchase Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon purchase of the Grant or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such purchase or disposition.

          3.2  Purchase for Own Account for Investment.  Purchaser is purchasing
               ---------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          3.3  Access to Information.  Purchaser has had access to all
               ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.4  Understanding of Risks.  Purchaser is fully aware of:  (i) the
               ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ----
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          3.5  No General Solicitation.  At no time was Purchaser presented with
               -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

     4.   Compliance with Securities Laws.
          -------------------------------

          4.1  Compliance with U.S. Federal Securities Laws. Purchaser
               --------------------------------------------
understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Restricted Stock Grant to the contrary, the purchase of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the Securities Act pursuant to the exemption provided by SEC Rule 701.

          4.2  Compliance with California Securities Laws.  THE PLAN, THE
               ------------------------------------------
RESTRICTED STOCK  GRANT, AND THIS PURCHASE AGREEMENT ARE INTENDED TO COMPLY WITH
SECTION 25102(o) OF THE CALIFORNIA CORPORATIONS CODE AND ANY RULES (INCLUDING COMMISSIONER RULES, IF APPLICABLE) OR REGULATIONS PROMULGATED THEREUNDER BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS (THE "REGULATIONS"). ANY PROVISION OF THIS PURCHASE AGREEMENT WHICH IS INCONSISTENT WITH SECTION 25102(o) SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SECTION 25102(o). THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS PURCHASE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS PURCHASE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   Restricted Securities.
          ---------------------

          5.1  No Transfer Unless Registered or Exempt.  Purchaser understands
               ---------------------------------------
that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          5.2  SEC Rule 144.  In addition, Purchaser has been advised that SEC
               ------------
Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one
(1) year, and in certain cases two (2) years, after they have been purchased and
                                                                             ---
paid for (within the meaning of Rule 144). Purchaser understands that any Shares
--------
paid for with a promissory note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

          5.3  SEC Rule 701.  The Shares are issued pursuant to SEC Rule 701
               ------------
promulgated under the Securities Act and may become freely tradeable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Class B Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Purchase Agreement or any other agreement entered into by Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

     6.   Restrictions on Transfers.
          -------------------------

          6.1  Disposition of Shares.  Purchaser hereby agrees that Purchaser
               ---------------------
shall make no disposition of the Shares (other than as permitted by this Purchase Agreement) unless and until:

               (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser shall have complied with all requirements of this Purchase Agreement applicable to the disposition of the Shares;

               (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

               (d) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.

          6.2  Restriction on Transfer.  Purchaser shall not transfer, assign,
               -----------------------
grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to the Company's Repurchase Grant described below, except as permitted by this Purchase Agreement.

          6.3  Transferee Obligations.  Each person (other than the Company) to
               ----------------------
whom the Shares are transferred by means of one of the permitted transfers specified in this Purchase Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Purchase Agreement and that the transferred Shares are subject to (i) the Company's Repurchase Grant granted hereunder and (ii) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

     7.   Market Standoff Agreement.  Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

     8.   Company's Repurchase Option for Unvested Shares.  The Company, or its
          -----------------------------------------------
assignee, shall have the option to repurchase all or a portion of the Purchaser's Unvested Shares (as defined in Section 2.2 of the Restricted Stock Grant) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser's death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not purchased) that exceeds the number of shares which remain unpurchased.

          8.1  Termination and Termination Date.  In case of any dispute as to
               --------------------------------
whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "Termination Date").

          8.2  Exercise of Repurchase Option.  At any time within ninety (90)
               -----------------------------
days after the Purchaser's Termination Date (or, in the case of securities issued upon purchase of a Grant after the Purchaser's Termination Date, within ninety (90) days after the date of such purchase), the Company, or its assignee, may elect to repurchase any or all the Purchaser's Unvested Shares by giving Purchaser written notice of purchase of the Repurchase Option.

          8.3  Calculation of Repurchase Price for Unvested Shares.  The Company
               ---------------------------------------------------
or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Purchase Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section
2.2 of the Plan (the "Repurchase Price").

          8.4  Payment of Repurchase Price.  The Repurchase Price shall be
               ---------------------------
payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within sixty (60) days after purchase of the Repurchase Option.

          8.5  Right of Termination Unaffected.  Nothing in this Purchase
               -------------------------------
Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

     9.   Escrow.  As security for Purchaser's faithful performance of this
          ------
Purchase Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the "Escrow Holder"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Purchase Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Purchase Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Purchase Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Purchase Agreement. The Shares will be released from escrow upon termination of the Repurchase Option; provided, however, that the if the Shares are subject to a
                   --------  -------
Pledge Agreement, the Shares will remain in escrow so long as they are subject to the Pledge Agreement.

     10.  Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          10.1 Legends.  Purchaser understands and agrees that the Company will
               -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company's Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, [INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL GRANTS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S)] AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS [INCLUDING THE RIGHT OF REPURCHASE] ARE BINDING ON TRANSFEREES OF THESE SHARES.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE CLASS B COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

          10.2 Stop-Transfer Instructions.  Purchaser agrees that, to ensure
               --------------------------
compliance with the restrictions imposed by this Purchase Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          10.3 Refusal to Transfer.  The Company will not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Purchase Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

     11.  Tax Consequences.  PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER
          ----------------
ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (i) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY
(30) DAYS OF THE PURCHASE OF SHARES TO BE EFFECTIVE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and California tax consequences of purchase of the Grant and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE PURCHASING THIS GRANT OR DISPOSING OF THE SHARES.

          11.1 Purchase of Nonqualified Stock Option.  If the Option does not
               -------------------------------------
qualify as an ISO, there may be a regular U.S. Federal income tax liability and a California income tax liability upon the purchase of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of purchase over the Purchase Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of purchase.

          11.2 Disposition of Shares. The following tax consequences may apply
               ---------------------
upon disposition of the Shares.

               (a)  Nonqualified Stock Options. If the Shares are held for more
                    --------------------------
than twelve (12) months after the date of purchase of the Shares pursuant to the purchase of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

               (b)  Withholding. The Company may be required to withhold from
                    -----------
the Purchaser's compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

          11.3 Section 83(b) Election for Unvested Shares.  With respect to
               ------------------------------------------
Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the
                                      ------------------------------
Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Purchase Price of the Unvested Shares. A form of Election under Section 83(b) is attached hereto as Exhibit 6
                                                                      ---------
for reference.

     13.  Compliance with Laws and Regulations. The issuance and transfer of the
          ------------------------------------
Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Class B Common Stock may be listed or quoted at the time of such issuance or transfer.

     14.  Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Purchase Agreement, including its rights to purchase Shares under the Repurchase Option. This Purchase Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Purchase Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

     15.  Governing Law; Severability. This Purchase Agreement shall be governed
          ---------------------------
by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Purchase Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     16.  Notices.  Any notice required to be given or delivered to the Company
          -------
shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (i) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), (ii) one (1) business day after its deposit with any return receipt express courier (prepaid), or (iii) one (1) business day after transmission by rapifax or telecopier.

     17.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Purchase Agreement.

     18.  Headings.  The captions and headings of this Purchase Agreement are
          --------
included for ease of reference only and will be disregarded in interpreting or construing this Purchase Agreement. All references herein to Sections will refer to Sections of this Purchase Agreement.

     19.  Entire Agreement. The Plan, the Restricted Stock Award and this
          ----------------
Purchase Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Purchase Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

     IN WITNESS WHEREOF, the Company has caused this Purchase Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Purchase Agreement as of the Effective Date, indicated above.


ELECTRONIC ARTS INC.                    PURCHASER


By:_______________________________      ____________________________________
                                        (Signature)


__________________________________      ____________________________________
(Please print name)                     (Please print name)


__________________________________
(Please print title)

LIST OF EXHIBITS
----------------

Exhibit 1:     Stock Power and Assignment Separate from Stock Certificate

Exhibit 2:     Spouse Consent

Exhibit 3:     Copy of Purchaser's Check

Exhibit 4:     Secured Full Recourse Promissory Note

Exhibit 5:     Stock Pledge Agreement

Exhibit 6:     Section 83(b) Election

                                                                       EXHIBIT 1
                                                                       ---------

                          Stock Power and Assignment
                          --------------------------
                        Separate from Stock Certificate
                        -------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement No. ________ dated as of _______________, _____, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto _____________________, __________ shares of the Class B Common Stock $.0l, par value per share, of ELECTRONIC ARTS INC., a Delaware corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). EAB ____________ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:  _______________, _____

                                    PURCHASER


                                    __________________________________________
                                    (Signature)


                                    __________________________________________
                                    (Please Print Name)


                                    __________________________________________
                                    (Spouse's Signature, if any)


                                    __________________________________________
                                    (Please Print Spouse's Name)




Instructions to Purchaser:  Please do not fill in any blanks other than the
-------------------------
signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon a default under Purchaser's Note, and to purchase pursuant to its "Repurchase Option" set forth in the Purchase Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                                                                       EXHIBIT 2
                                                                       ---------

                                Spouse Consent
                                --------------

     The undersigned spouse of ______________________________ (the "Purchaser") has read, understands, and hereby approves the Restricted Stock Purchase Agreement between Purchaser and Electronic Arts Inc. (the "Agreement"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or purchase of any rights under the Agreement.

Date:__________________________


                                    _______________________________________
                                    Print Name of Purchaser's Spouse


                                    _______________________________________
                                    Signature of Purchaser's Spouse

                           Address: _______________________________________

                                    _______________________________________

                                    _______________________________________

                                                                       EXHIBIT 3
                                                                       ---------
                           COPY OF PURCHASER'S CHECK
                           -------------------------

                                                                       EXHIBIT 4
                                                                       ---------

                     Secured Full Recourse Promissory Note
                     -------------------------------------


____________________ Redwood City, California


$_________________________                           ____________________, _____
[ADD TOTAL PRINCIPAL]                                [ADD EFFECTIVE DATE]

Reference is made to that certain Restricted Stock Purchase Agreement (the "Purchase Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and Electronic Arts Inc., a Delaware corporation (the "Company"), issued to Purchaser under the Company's Class B 2000 Equity Incentive Plan (the "Plan"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as part of the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

          1.   Obligation.  In exchange for the issuance to the Purchaser
               ----------
pursuant to the Purchase Agreement of ______________ shares of the Company's Class B Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before _______________, _____, at the Company's principal place of business located at 209 Redwood Shores Parkway, Redwood City, California 94065, or at such other place as the Company may direct, the principal sum of ________________________ Dollars ($__________) together with interest compounded semi-annually on the unpaid principal at the rate of _________ percent (___%) which rate is at a market rate, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at
                                        --------  -------
which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law.

Interest only payments on the principal will be due and payable on the first day of July, October, January and April, until the principal sum has been repaid. Any accrued interest will be payable with the final installment of the principal. All payments hereunder shall be made in lawful tender of the United States.

          2.   Security.  Performance of Purchaser's obligations under this Note
               --------
is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement").

          3.   Events of Default.  Purchaser will be deemed to be in default
               -----------------
under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) upon Purchaser's failure to make any payment when due under this Note; (ii) Purchaser is Terminated (as defined in the Plan) for any reason, and the Company exercises its Repurchase Option to purchase all or some of the Shares under the terms of the Purchase Agreement; (iii) the failure of any representation or warranty in the Pledge to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other material breach by the Purchaser of the Pledge Agreement; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (v) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

          4.   Acceleration; Remedies On Default.  Upon the occurrence of any
               ---------------------------------
Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

          5.   Rule 144 Holding Period.  PURCHASER UNDERSTANDS THAT THE HOLDING
               -----------------------
PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i)

THE PURCHASE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

          6.   Prepayment.  Prepayment of principal and/or other amounts owed
               ----------
under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement,
(ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

          7.   Governing Law; Waiver.  The validity, construction and
               ---------------------
performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

          8.   Attorneys' Fees.  If suit is brought for collection of this Note,
               ---------------
Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

          IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.


______________________________________       ________________________________
Purchaser's Name [type or print]             Purchaser's Signature

                                                                       EXHIBIT 5
                                                                       ---------

                            Stock Pledge Agreement
                            ----------------------



          This Stock Pledge Agreement (the "Pledge Agreement") is made and entered into as of _______________, _____, between Electronic Arts Inc., a Delaware corporation (the "Company"), and _________________________ (the "Pledgor"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "Note").

R E C I T A L S
- - - - - - - -

          A. In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor __________ shares of its Class B Common Stock, $.01 par value per share, (the "Shares") pursuant to the terms and conditions of that certain Purchase Agreement.

          B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement.

          NOW, THEREFORE, the parties agree as follows:

          1.   Creation of Security Interest.  Pursuant to the provisions of the
               -----------------------------
California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares,
(ii) all Dividends (as defined in Section 5 hereof), and (iii) all Additional Securities (as defined in Section 6 hereof), to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Class B Common Stock certificate(s) No(s). __________, representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Pledge Agreement, the Shares, all Dividends and all Additional Securities will hereinafter be collectively referred to as the "Collateral." Pledgor agrees that the Collateral will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

          2.   Representations and Warranties and Covenants Regarding
               ------------------------------------------------------
Collateral.  Pledgor hereby represents and warrants to the Company that Pledgor
----------
has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement.
Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

          3.   Rights on Default.  Upon an occurrence of an Event of Default
               -----------------
under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

          4.   Additional Remedies.  The rights and remedies granted to the
               -------------------
Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial purchase of any such right, power or remedy hereunder will not preclude the further purchase thereof.

          5.   Dividends; Voting.  All dividends hereinafter declared on or
               -----------------
payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "Dividends") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

          6.   Adjustments.  In the event that during the term of this Pledge
               -----------
Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, grants or securities are issued in respect of the Collateral, (the "Additional Securities") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the purchase of such warrants, rights, grants or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

          7.   Rights Under Purchase Agreement; Setoff.  Pledgor understands and
               ---------------------------------------
agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid in full during such period of time, and that to the extent that the Note is not paid in full during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

          8.   Redelivery of Collateral; No Release For Partial Payment.
               --------------------------------------------------------

               (a) Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement. If Pledgor prepays all or a portion of the principal amount of the Note, the portion of the Shares for which such pre-payment would represent the purchase price under the Purchase Agreement (the "Paid Shares") will be treated as independent collateral for the remaining balance of the Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with the Note.

               (b) Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate; provided, however, that all
                                                  --------  -------
rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Pledge Agreement.

          9.   Further Assurances.  Pledgor shall, at the Company's request,
               ------------------
execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.

          10.  Successors and Assigns.  This Pledge Agreement will inure to the
               ----------------------
benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

          11.  Governing Law; Severability.  This Pledge Agreement will be
               ---------------------------
governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

          12.  Modification; Entire Agreement.  This Pledge Agreement will not
               ------------------------------
be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.


          IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.


ELECTRONIC ARTS INC.                    PLEDGOR


By:_______________________________      _____________________________________
                                        (Signature)


__________________________________      _____________________________________
(Please print name)                     (Please print name)


__________________________________
(Please print title)

                                                                       EXHIBIT 6
                                                                       ---------

           ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of purchase over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.   TAXPAYER'S NAME:        _____________________________________________

     TAXPAYER'S ADDRESS:     _____________________________________________

                             _____________________________________________

     SOCIAL SECURITY NUMBER: _____________________________________________

2. The property with respect to which the election is made is described as follows: _______ shares of Class B Common Stock of Electronic Arts Inc., a Delaware corporation (the "Company") which were purchased upon purchase of a grant by Company, which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were purchased pursuant to the purchase of the grant was ____________________, _____ and this election is made for calendar year 2000.

4. The shares received upon purchase of the grant are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share at the time of purchase of the grant.

6. The amount paid for such shares upon purchase of the grant was $_____ per share.

7.      The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:_______________________________   _____________________________________
                                        Taxpayer's Signature